KWIKWEB.COM, INC.

                             2000 STOCK OPTION PLAN


         1. PURPOSE. The purpose of the KwikWeb.com, Inc. 2000 Stock Option Plan (the "Plan") is to strengthen KwikWeb.com, Inc., a Nevada corporation ("Corporation"), by providing to employees, officers, directors, consultants and independent contractors of the Corporation or any of its subsidiaries (including dealers, distributors, and other business entities or persons providing services on behalf of the Corporation or any of its subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Corporation. The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the common stock of the Corporation, $.001 par value, thereby increasing their proprietary interest in the Corporation's success and encouraging them to remain in the employ or service of the Corporation.

         2. CERTAIN DEFINITIONS. As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

                  2.1 "BOARD OF DIRECTORS": The Board of Directors of the Corporation.

                  2.2 "COMMITTEE": The Committee which shall administer the Plan shall consist of the entire Board of Directors or a committee designated by the entire Board.

                  2.3 "FAIR MARKET VALUE PER SHARE": The fair market value per share of the Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis: (i) if the Shares are traded only otherwise than on a securities exchange and are not quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), but are quoted on the Bulletin Board, either (a) the average of the daily closing prices of the Shares over the thirty (30) trading days preceding the date of grant of an Option, or
(b) the closing sale price of the Shares on the date of grant; (ii) if the Shares are traded on a securities exchange or on the NASDAQ, either (a) the average of the daily closing prices of the Shares during the ten (10) trading days preceding the date of grant of an Option, or (b) the daily closing price of the Shares on the date of grant of an Option, or (iii) if the Shares are traded only otherwise than as described in (i) or (ii) above, or if the Shares are not publicly traded, the value determined by the Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts.

                  2.4 "OPTION": A stock option granted under the Plan.

                  2.5 "INCENTIVE STOCK OPTION": An Option intended to qualify for treatment as an incentive stock option under Code Sections 421 and 422, and designated as an Incentive Stock Option.

                  2.6 "NONQUALIFIED OPTION": An Option not qualifying as an Incentive Stock Option.



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                  2.7 "OPTIONEE": The holder of an Option.

                  2.8 "OPTION AGREEMENT": The document setting forth the terms and conditions of each Option.

                  2.9 "SHARES": The shares of common stock, $.001 par value, of the Corporation.

                  2.10 "CODE": The U.S. Internal Revenue Code of 1986, as amended.

                  2.11 "SUBSIDIARY": Any corporation of which fifty percent (50%) or more of total combined voting power of all classes of stock of such corporation is owned by the Corporation or another Subsidiary (as so defined).

         3. ADMINISTRATION OF PLAN.

                  3.1 IN GENERAL. This Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

                  3.2 AUTHORITY. Subject to the express provisions of this Plan, the Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Option and the method of payment of such price, individuals to whom, and the time or times at which, Options shall be granted and exercisable and the number of Shares covered by each Option; (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

         4. ELIGIBILITY AND PARTICIPATION.

                  4.1 IN GENERAL. Only officers, employees and directors who are also employees of the Corporation or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, employees and directors (whether or not they are also employees) of the Corporation or any Subsidiary, as well as consultants, independent contractors or other service providers of the Corporation or any Subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Committee, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Committee and shall not require the approval of the stockholders. In determining (i) the number of Shares to be covered by each Option, (ii) the purchase price for such Shares and the method of payment of such price (subject to the other sections

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hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements, and
(v) the times at which such Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No Option shall be granted under the Plan after July 8, 2009, but Options granted before such date may be exercisable after such date.

                  4.2 CERTAIN LIMITATIONS. In no event shall Incentive Stock Options be granted to an Optionee such that the sum of (i) aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Shares subject to all Options granted under the Plan which are exercisable for the first time during the same calendar year, plus (ii) the aggregate fair market value (determined at the time the options are granted) of all stock subject to all other incentive stock options granted to such Optionee by the Corporation, its parent and Subsidiaries which are exercisable for the first time during such calendar year, exceeds One Hundred Thousand Dollars ($100,000). For purposes of the immediately preceding sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

         5. AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                  5.1 SHARES. Subject to adjustment as provided in Section 5.2 below, the total number of Shares to be subject to Options granted pursuant to this Plan shall not exceed Six Hundred Thousand (600,000) Shares. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Corporation; the Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Option is surrendered before exercise or lapses without exercise in full or for any other reason ceases to be exercisable, the Shares reserved therefore shall continue to be available under the Plan.

                  5.2 ADJUSTMENTS. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for the shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the shares subject to the then outstanding Options granted under this Plan, and (iii) appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than

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the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of the Option, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Option. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 5.2, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

         6. TERMS AND CONDITIONS OF OPTIONS.

                  6.1 INTENDED TREATMENT AS INCENTIVE STOCK OPTIONS. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" to which Code Sections 421 and 422 apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect. All Options granted under this Plan shall be subject to the terms and conditions set forth in this Section 6 (except as provided in Section 5.2) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

                  6.2 AMOUNT AND PAYMENT OF EXERCISE PRICE.

                           6.2.1 EXERCISE PRICE. The exercise price per Share
for each Share which the Optionee is entitled to purchase under a Nonqualified Option shall be determined by the Committee. The exercise price per Share for each Share which the Optionee is entitled to purchase under an Incentive Stock Option shall be determined by the Committee but shall not be less than the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option; provided, however, that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option in the case of an individual then owning (within the meaning of Code Section 425(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries.

                           6.2.2 PAYMENT OF EXERCISE PRICE. The consideration to
be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted under applicable state and federal laws.

                  6.3 EXERCISE OF OPTIONS.

                           6.3.1 Each Option granted under this Plan shall be
exercisable at such times and under such conditions as may be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Incentive Stock Option be exercisable after the expiration of ten (10) years from the date it is granted, and in the case of an Optionee owning (within the meaning of Code Section 425(d)), at the time an Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries, such Incentive Stock Option shall not be exercisable later than five (5) years after the date of grant.

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                           6.3.2 An Optionee may purchase less than the total
number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred (100) Shares and shall not include any fractional shares.

                  6.4 NONTRANSFERABILITY OF OPTIONS. All Options granted under this Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee.

                  6.5 EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Except as otherwise determined by the Committee in connection with the grant of Nonqualified Options, the effect of termination of an Optionee's employment or other relationship with the Corporation on such Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

                           6.5.1 TERMINATION FOR OTHER THAN DEATH, DISABILITY OR
CAUSE. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation for any reason other than for death, disability or cause, such Optionee's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. Notwithstanding the foregoing, in the event the Optionee accepts a position with a business that competes directly or indirectly with the Corporation, the Options shall terminate effective as of the Optionee's acceptance of such position. The decision as to whether a termination for a reason other than death, disability or cause has occurred, or the Optionee has accepted a position with a competing business, shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

                           6.5.2 DEATH OR DISABILITY. If an Optionee ceases to
be employed by, or ceases to have a relationship with, the Corporation by reason of death or disability, such Optionee's Options shall expire not later than one
(1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation by reason of death or disability and except as so exercised, such Options shall expire at the end of such one (1) year period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of death or disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

                           6.5.3 TERMINATION FOR CAUSE. If an Optionee's
employment by, or relationship with, the Corporation is terminated for cause, such Optionee's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of

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such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than death, disability or cause. Termination for cause shall include termination for insubordination, malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation or a Subsidiary. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

                  6.6 WITHHOLDING OF TAXES. As a condition to the exercise, in whole or in part, of any Options the Board of Directors may in its sole discretion require the Optionee to pay, in addition to the purchase price of the Shares covered by the Option an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Option.

                  6.7 NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP. Nothing contained in this Plan or in any Option Agreement shall obligate the Corporation to employ or have another relationship with any Optionee for any period or interfere in any way with the right of the Corporation to reduce such Optionee's compensation or to terminate the employment of or relationship with any Optionee at any time.

                  6.8 TIME OF GRANTING OPTIONS. The time an Option is granted, sometimes referred to herein as the date of grant, shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Committee indicate that an Option is to be granted as of and on some prior or future date, the time such Option is granted shall be such prior or future date.

                  6.9 PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optionee. No Shares shall be purchased upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws or governmental or regulatory agencies having jurisdiction and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

                  6.10 SECURITIES LAWS COMPLIANCE. The Corporation will diligently endeavor to comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

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                  6.11 OPTION AGREEMENT. Each Incentive Stock Option and
Nonqualified Option granted under this Plan shall be evidenced by the appropriate written Stock Option Agreement ("Option Agreement") executed by the Corporation and the Optionee in a form substantially the same as the appropriate form of Option Agreement attached as Exhibit I or II hereto (and made a part hereof by this reference) and shall contain each of the provisions and agreements specifically required to be contained therein pursuant to this
Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in
Section 1.

         7. PLAN AMENDMENT AND TERMINATION.

                  7.1 AUTHORITY OF COMMITTEE. The Committee may at any time discontinue granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of such Optionee's Option as it shall deem advisable; provided that, except as permitted under the provisions of
Section 5.2, the Committee shall have no authority to make any amendment or modification to this Plan or any outstanding Option thereunder which would: (i) increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an Optionee (except pursuant to Section 5.2); (ii) change the designation of the class of the employees eligible to receive Incentive Stock Options; (iii) extend the term of the Plan or the maximum Option period thereunder; (iv) decrease the minimum Incentive Stock Option price or permit reductions of the price at which shares may be purchased for Incentive Stock Options granted under the Plan; or (v) cause Incentive Stock Options issued under the Plan to fail to meet the requirements of incentive stock options under Code Section 422. An amendment or modification made pursuant to the provisions of this Section 7 shall be deemed adopted as of the date of the action of the Committee effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (1) within twelve (12) months before or after the effective date by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, and (2) by any appropriate governmental agency. No Option may be granted during any suspension or after termination of the Plan.

                  7.2 TEN (10) YEAR MAXIMUM TERM. Unless previously terminated by the Committee, this Plan shall terminate on June 30, 2010, and no Options shall be granted under the Plan thereafter.

                  7.3 EFFECT ON OUTSTANDING OPTIONS. Amendment, suspension or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

         8. EFFECTIVE DATE OF PLAN. This Plan shall be effective as of July 1, 2000, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued and outstanding Shares of common stock of the Corporation represented and voting at a duly held meeting at which a quorum is present within twelve (12) months thereafter. The Committee shall be authorized and empowered to make grants of

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Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the Option grants shall be made subject to the approval of both this Plan and such Option grants by the stockholders in accordance with the provisions of this Section 8.

         9. MISCELLANEOUS PROVISIONS.

                  9.1 EXCULPATION AND INDEMNIFICATION. The Corporation shall indemnify and hold harmless the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

                  9.2 GOVERNING LAW. The Plan shall be governed and construed in accordance with the laws of the State of Nevada and the Code.

                  9.3 COMPLIANCE WITH APPLICABLE LAWS. The inability of the Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

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